UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007

GUITAR CENTER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22207	95-4600862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5795 Lindero Canyon Road Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 735-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

General Note:     All information provided in this Current Report on Form 8-K, whether set forth under the caption of Item 7.01 or incorporated therein from the exhibit filed herewith as Exhibit 99.1, is intended to be “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with the instructions for Form 8-K and the applicable provisions of Regulation FD. Accordingly, the reporting person, Guitar Center, Inc. (the “Company”), hereby expressly intends that no contents of this report will be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless subsequent to the date of this report it incorporates the contents of this report into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act by an express reference identifying this particular report but not in any event by a generalized incorporation by reference which does not specifically identify this report. As also provided for in the instructions to Form 8-K, the Company expressly disclaims any admission that the information furnished herein, or any particular part of such information, is material.

Item 7.01. Regulation FD Disclosure

Management Discussion of Business Outlook for 2006

On February 26, 2007, after the closing of the stock market, senior management of our Company will discuss results from the fourth quarter of 2006 and their outlook for 2007 and 2008 in an audio Webcast with interested investors, research analysts and members of the media. As previously announced by press release on January 31, 2007, the Webcast will be held at 2:00 p.m., Pacific Time, on February 26, 2007. To access the audio Webcast, visit the investor relations section of our corporate Web site at www.guitarcenter.com or www.earnings.com.

One purpose of the Webcast will be to provide management’s views as to its operating plan for 2007. A summary of the operating plan which will be discussed on the Webcast is attached as Exhibit 99.1 and incorporated by reference herein. The contents of that exhibit and the comments made by management on the Webcast constitute forward-looking statements and were and are made in express reliance on the safe harbor provisions contained in Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements include, without limitation, statements relating to results deemed to be achievable by management in 2007, as well as with respect to trends in comparable sales performance, gross margin, average order size, investments to be made with respect to possible acquisitions, integration of acquisitions, technology, marketing, fulfillment and logistics, anticipated promotional activity, planned store openings, selling, general and administrative costs, prevailing interest rates and other factors affecting future sales, earnings and capital requirements. Sales and earnings trends are also affected by many other factors, including, among others, world and national political events, including general economic conditions, the effectiveness of our promotion and merchandising strategies, our ability to integrate and profitably operate acquired businesses, the efficient operation of our supply chain, including the continued support of our key vendors, our effective management of business risks, including litigation, and competitive factors applicable to our retail and direct response markets. Statements regarding new store openings are based largely on our current expectations and are necessarily subject to associated business risks related to, among other things, the identification of suitable store sites, the timely construction, staffing and merchandising of those stores and other matters, some of which are outside of our control.

The statements furnished in this report and on the Webcast must be viewed in context and in light of the risks described above and under the caption “Risk Factors” below. In light of these risks, there can be no assurance that the forward-looking statements furnished in this report or on the Webcast will in fact be realized. The statements made by our management and furnished in this report and on the Webcast speak as of the date of this report only, and it should not be assumed that the statements made herein or therein remain accurate as of any future date. GUITAR CENTER DOES NOT INTEND TO UPDATE THESE STATEMENTS AND UNDERTAKES NO DUTY TO ANY PERSON TO EFFECT ANY SUCH UPDATE UNDER ANY CIRCUMSTANCES.

Risk Factors

In evaluating the information furnished in this report or in the Webcast, investors should also carefully consider the following risk factors. There may be additional risks that we do not presently know of or that we currently consider immaterial. All of these risks could adversely affect our business, results of operations, prospects, liquidity and financial position. A shortfall in comparative sales growth in any period will likely cause a shortfall in earnings, and result in financial performance below that for which we have planned or the investment community expects.

Our actual operating results may differ significantly from our projections.

The projected operating and financial information furnished with this report or discussed on our Webcast represents our management’s estimates as of the date of this report. The projections, which are forward looking statements, were prepared by our management and are qualified by, and subject to, the assumptions and the other information contained in this report or discussed on the Webcast. The projections were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission, the American Institute of Certified Public Accountants, any regulatory or professional agency or body, or generally accepted accounting principles. In addition, neither our independent public accountants nor any other independent expert or outside party has compiled or examined the projections and, accordingly, no such person has expressed any opinion or any other form of assurance with respect thereto. Without limiting the generality of the immediately preceding sentence, our outside auditors expressly disclaim any association with the projections furnished with this report or on the Webcast.

The projections are based upon a number of assumptions and estimates that, while presented with numerical specificity are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We have stated possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent that actual results could not fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. We do not accept any responsibility for any projections or reports published by any such persons.

Projections are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the projections being furnished by us will not materialize or will vary significantly from actual results. Accordingly, the projections are only an estimate of what management believes is realizable as of the date of this report. Actual results will vary from the projections and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is projected. IN LIGHT OF THE FOREGOING, INVESTORS ARE URGED TO PUT THE PROJECTIONS IN CONTEXT AND NOT TO PLACE UNDUE RELIANCE ON THEM. In addition, during the recent past we have experienced greater fluctuations in weekly and monthly operating results than has been our historic experience and this volatility has, and is like to continue to, reduce the reliability of our future revenue and earnings guidance.

Any failure to successfully implement our operating strategy or the occurrence of any of the events or circumstances set forth in this report could result in the actual operating results being different than the projections, and such differences may be adverse and material.

Other Risk Factors

Our business and financial performance are subject to substantial risks, including the ones listed below. In addition, you are urged to review carefully the Risk Factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Reports on Form 10-Q for subsequent quarters, which have been filed with the Securities and Exchange Commission and may be accessed through the EDGAR database maintained by the SEC at www.sec.gov.

•	We may be unable to meet our retail store growth strategy, which could adversely affect our results of operations.
•	If we do not respond to rapid technological changes, our direct response and other e-commerce services could become obsolete and we could lose customers and our business could suffer.
•
Our business could be adversely affected if we are unable to address unique competitive and merchandising challenges in connection with our plans to open additional Guitar Center and Music & Arts Center retail stores in new markets.

•	Our Guitar Center retail store expansion strategy, including our strategy of clustering retail stores, may adversely impact our comparable store sales.
•	Our failure to maintain and expand our distribution centers could adversely impact our business.
•	Our growth plans depend on our completion of acquisitions, and our inability to address the special risks associated with these transactions could adversely impact our business.
•	Our failure to develop and implement critical new systems for our business could adversely impact our business.
•	We must efficiently manage the expansion of our direct response business in order to service our customers properly, otherwise our business could be adversely affected.
•	We depend on a relatively small number of manufacturers, suppliers and common carriers, and their inability to supply our requirements could adversely impact our business.
•	Significant existing and new competition in our industry could continue to adversely affect our retail business.
•	We must grow our Music & Arts Center business in order to reach profitability and earn an acceptable return on that investment.
•	Our Music & Arts Center business is dependent on state and local funding of primary and secondary schools, and decreases in funding could adversely affect our Music & Arts Center business.
•	Our retail operations are concentrated in California, which ties our financial performance to events in that state.
•	We may be adversely impacted if our security measures fail.
•	We depend on key personnel including our senior management who are important to the success of our business.
•	Economic conditions or changing consumer preferences could adversely impact us.
•	If our products contain defects, our business could be harmed significantly.
•	We may need to change the manner in which we conduct our business if government regulation or taxation imposes additional costs and adversely affects our financial results.
•	We face risks created by litigation, governmental proceedings, labor disputes or environmental matters.
•	Our hardware and software systems are vital to the efficient operation of our retail stores and direct response business, and damage to these systems could harm our business.
•	Any failure by us to maintain compliance with credit facility covenants could have a material adverse impact on our business.
•	The expensing of stock options will reduce our future reported earnings.
•	The volatility of our stock price could affect the value of an investment in our common stock.
•	Our actual operating results may differ significantly from our projections.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Management Operating Model for 2007 as of February 26, 2007

* * * * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER, INC.

Date: February 26, 2007
	By:	/s/ Leland P. Smith
Leland P. Smith, Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Management Operating Model for 2007 as of February 26, 2007